THE MUNICIPAL FUND INVESTMENT ACCUMULATION PROGRAM, INC.

                      Supplement dated July 29, 2003 to the
                         Prospectus dated April 30, 2003


         Effective August 1, 2003, the information appearing on page 7 in the section entitled "Details About the Program - How the Program Invests" under the caption "About the Portfolio Manager" is amended by deleting such information and adding the following:

          Walter O'Connor is the Program's portfolio manager. He has been a Director (Tax Exempt Fund Management) of Merrill Lynch Investment Managers since 1997 and was a Vice President thereof from 1993 to 1997. Mr. O'Connor has been a portfolio manager with Merrill Lynch Investment Managers since 1991 and has been the Program's portfolio manager since 2003.